Dear Shareholder:

We are pleased to enclose the annual report of the operations of the ND Tax-Free Fund, Inc. for the year ended December 31, 1998. The Fund's portfolio and related financial statements are presented within for your review.

As we end 1998, the U.S. economy exhibited more strength than expected. While there has been some weakening in factory orders reflective of foreign competition, the housing market and domestic consumer sales have been strong. Much of this strength can be contributed to the way computer technology has allowed productivity to increase in the U.S.

In addition to new efficient technology, the U.S. is poised to benefit from free international trade. The recent trade deficit has restrained U.S. growth, but at the same time has kept inflation low. However, with the U.S. dollar declining relative to Asian currencies and Europe improving, international trade should become less of a drag on the U.S. economy. This, along with an already robust domestic economy, should help the U.S. prosper.

The main story for municipal investors in 1998 was the increase in the ratio between municipal and Treasury yields. At the beginning of the year, municipals were yielding 87% as much as the 30-year Treasury bond. By year-end, that ratio had climbed to 98%. As yields on the 30-year Treasury bond fell from 5.92% to 5.09%, municipal yields dropped from 5.15% to 5.00%. This abnormal relationship does not appear to be a concern over possible tax law changes, but results from foreign and domestic investor demand for U.S. Treasuries in times of economic turmoil abroad. Restoring municipals and Treasuries to a more normal relationship will likely result as the U.S. trade deficit puts downward pressure on the dollar, thus weakening foreign support for Treasuries.

Municipal bonds remain ridiculously cheap (in terms of price) by historical standards. Normally, buyers pay for the tax benefits of municipals by getting a lower return. Today, however, investors are saving on taxes without giving up return. Faced with a choice of paying taxes on investment income or not, what would you do?

The ND Tax-Free Fund, Inc. began the year at $9.09 and closed the year at $8.94. The ND Tax-Free Fund, Inc., at times during the year, utilized a defensive position in U.S. Treasury futures to minimize the effects of strong economic growth. Share price was tempered as yields on U.S. Treasuries dropped to record lows in the fall and stabilized share price as yields rose in the latter part of the year. Stability of share price is the primary objective of a defensive position.

The Fund continues to invest in high-grade North Dakota tax-exempt bonds. Diversification remains an important strategy for the Fund. Purchases throughout the year in the primary and secondary markets include North Dakota Housing Authority and Bismarck St. Alexius Medical Center issues.

Income exempt from federal and North Dakota income taxes with preservation of capital remain the chief objectives of the Fund.

Your calls and personal visits are always welcome.

Sincerely,




Monte L. Avery                    Robert E.Walstad
Chief Portfolio Strategist               President

Terms & Definitions

Average Annual Total Return
A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis.

Contingent Deferred Sales Charge (CDSC)
A charge applied at the time of the redemption of which assumes redemption at the end of the period.

Coupon Rate or Face Rate
The rate of interest annually payable based on the face amount of the bond; expressed as a percentage.

Lehman Brother's Municipal Bond Index
An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value
Actual (or estimated) price at which a bond trades in the market place.

Maturity
A measure of the term or life of a bond in years. When a bond "matures", the issuer repays the principal.

Net Asset Value (NAV)
The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Quality Ratings
A designation assigned by independent rating companies to give a relative indication of a bond's credit worthiness. "AAA", "AA" and "A" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

Total Return
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

PERFORMANCE AND COMPOSITION
---------------------------

Portfolio Ratings
(based on Total Long-Term Investments)
--------------------------------------
[pie chart]

AAA                                    43.8
AA                                     34.1
A                                       9.7
NR                                     12.4


Quality ratings reflect the financial strength of the issuer. They are assigned By independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by ND Money Management, Inc., the investment adviser. Portfolio Market Sectors
(As a % of Net Assets)
------------------------
[pie chart]

HC-Health Care           31.4
H-Housing                24.7
I-Industrial             16.9
O-Other                   9.5
E-Education               5.8
U-Utilities               5.2
RE-Real Estate            4.8
WS-Water & Sewer          1.7

Market sectors breakdowns of the Fund's portfolio holdings into specific Investment classes


Comparative Index Graph
-----------------------
[line graph]

         Comparison of change in value of a $10,000 investment in the ND Tax Free Fund and the Lehman Bros. Municipal Bond Index

                                     Lehman Bros
               w/o CDSC          Municipal Bond Index
-----------------------------------------------------
1/3/1989        $10,000               $10,000
1989            $10,291               $11,080
1990            $11,109               $11,887
1991            $12,006               $13,331
1992            $12,718               $14,508
1993            $13,529               $16,289
1994            $13,262               $15,448
1995            $14,413               $18,146
1996            $15,367               $18,949
1997            $16,007               $20,693
1998            $16,564               $22,034

Average Annual Total Returns

            For periods ending December 31, 1998
            ------------------------------------
                                            Since Inception
                  1 year      5 year        January 3, 1989
                  ------      ------        ---------------
Without CDSC       3.48%       4.13%                  5.18%
With CDSC          (.46)%      N/A                    N/A

Putting Performance into Perspective
The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in North Dakota municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends. Returns are historical and are not a guarantee of future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

Key Statistics
--------------

12/31/97 NAV(share value)         $9.09
12/31/98 NAV                      $8.94
Average Maturity                  20.7 years
Number of Issues                  68
Total Net Assets            $80,987,062



Schedule of Investments  December 31, 1998
Name of Issuer
Percentages represent the                                      Rating
Market value of each                                           Moody's     Coupon       Maturity    Principal      Market
Investment category to total net assets                         /S&P        Rate                     Amount         Value
---------------------------------------------------------------------------------------------------------------------------
NORTH DAKOTA MUNICIPAL BONDS (96.9%)

Bismarck, ND (Marillac Manor) Facs. Rev. Ref.                    NR/NR     7.700%    02/01/16     $  250,000     $  258,563
*Bismarck, ND (MedCenter One, Inc.) Rev. Ref. & Impvt. BIGI     Aaa/AAA    7.500     05/01/13      1,500,000      1,557,315
Bismarck, ND (St. Alexius Medl. Ctr.) Rev. Ref. AMBAC           Aaa/AAA    6.900     05/01/06        400,000        432,888
Bismarck, ND (St. Alexius Medl. Ctr.) Rev. Ref. FSA             Aaa/AAA    5.000     07/01/28      1,100,000      1,073,941
Bismarck, ND (St. Vincent Nursing Home) Facs. Rev.               NR/NR     8.500     06/01/09        175,000        178,421
Burleigh Cty., ND (Missouri Slope Ctr.) Rev. Ref.                NR/NR     7.000     11/01/07        500,000        517,205
Burleigh Cty., ND (St. Vincent  Nursing Home) Facs. Rev.         NR/NR     7.000     06/01/19        500,000        504,470
Burleigh Cty., ND (Univ. of Mary) Facs. Rev.                     NR/NR     5.750     12/01/11      1,000,000      1,097,570
Burleigh Cty., ND (Univ. of Mary) Facs. Rev.                     NR/NR     5.875     12/01/15      1,000,000      1,079,370
Carrington, ND Cath. Hlth. Corp. Facs. Rev.                      Aa/AA     6.250     11/15/15        500,000        545,395
Devils Lake, ND Cath. Hlth. Corp. Facs. Rev.                     Aa/AA     6.250     11/15/07      1,125,000      1,222,279
Dickinson, ND (BHS L\T Care, Inc.) Facs. Rev.                    Aa/NR     7.625     02/15/20      1,210,000      1,274,917
Dickinson, ND (BHS L\T Care, Inc.) Facs. Rev.                    Aa/NR     7.500     02/15/10        600,000        632,196
Dickinson, ND (St. Luke's Home) Rev.                             NR/NR     7.250     05/01/22        500,000        530,720
Fargo, ND (MeritCare  Obligation Group) Rev. MBIA               Aaa/AAA    5.550     06/01/16        500,000        535,520
Fargo, ND (MeritCare  Obligation Group) Rev. MBIA               Aaa/AAA    5.375     06/01/27      1,565,000      1,627,490
#Fargo, ND (St. Luke's Hospital) Facs. Rev. Ref.                 NR/A+     6.500     06/01/15      4,000,000      4,342,040
Grand Forks ND( 4000 Valley  Square Project) Hsg. Rev.           NR/NR     6.250     12/01/34      2,000,000      2,037,460
Grand Forks, ND (Aurora Project) Sales Tax Rev. MBIA            Aaa/AAA    5.625     12/15/29      1,500,000      1,599,930
Grand Forks, ND (Cirrus Project) Sales Tax Rev.                 A-1/NR     5.900     05/01/17        695,000        739,237
Grand Forks, ND (United Hospital) Facs. Rev. MBIA               Aaa/AAA    6.625     12/01/10        830,000        905,953
Grand Forks, ND (United Hospital) Facs. Rev. MBIA               Aaa/AAA    6.500     12/01/06        750,000        811,950
Grand Forks, ND (United Hospital) Facs. Rev. MBIA               Aaa/AAA    6.250     12/01/19      1,000,000      1,121,550
*Grand Forks, ND (United Hospital) Facs. Rev. MBIA              Aaa/AAA    6.450     12/01/23      1,525,000      1,720,185
Grand Forks, ND (Valley Square Project) Hsg. Rev.                NR/NR     6.375     12/01/34        645,000        670,671
Hazen, ND (Sakakawea Medl. Ctr.) Facs. Rev.                      NR/NR     6.750     05/01/16        500,000        375,000
Jamestown, ND (College) Facs. Rev.                               NR/NR     6.625     10/01/14        800,000        864,416
Jamestown, ND (Heritage Centre) Ref. Rev.                        NR/NR     5.700     11/01/20        250,000        248,635
Jamestown, ND (Heritage Centre) Rev.                             NR/NR     8.500     09/01/06        200,000        216,816
+Lisbon, ND (Parkside Lutheran Home) Rev.                        NR/NR     0.0       06/01/12        500,000        118,113
Mercer Cty., ND (Basin Elec.) Rev.                                A/A      7.000     01/01/19        975,000      1,011,329
Mercer Cty., ND (Basin Elec.) Rev. AMBAC                        Aaa/AAA    6.050     01/01/19      5,425,000      6,015,674
Mercer Cty., ND (MT-Dak. Util.) Rev. FGIC                       Aaa/AAA    6.650     06/01/22      3,500,000      3,848,180
#Mercer Cty., ND (NW Public Svc.) Rev. Ref. MBIA                Aaa/AAA    5.850     06/01/23      3,800,000      4,087,736
Morton Cty., ND (MT-Dak. Util.) Rev. FGIC                       Aaa/AAA    6.650     06/01/22        350,000        385,053
Morton Cty., ND Multifamily Hsg. Rev. Ref.                       NR/NR     6.750     03/01/21        500,000        515,125
ND (HFA) Hsg. Finance Program                                  Aa-3/NR     5.250     01/01/30        500,000        502,255
ND (HFA) Hsg. Finance Program                                  Aa-3/NR     6.750     07/01/25      3,085,000      3,376,656
ND (HFA) Hsg. Finance Program                                  Aa-3/NR     6.300     01/01/15        725,000        778,947
ND (HFA) Hsg. Finance Program                                  Aa-3/NR     6.300     07/01/16        460,000        496,156
ND (HFA) Hsg. Finance Program                                  Aa-3/NR     6.150     07/01/27        510,000        541,584
ND (HFA) Hsg. Finance Program                                  Aa-3/NR     6.100     07/01/28      1,950,000      2,076,497
ND (HFA) Multifamily Rev. Ref. FNMA                              NR/AAA    6.200     12/01/20        825,000        882,354
ND (HFA) Single Family Mrtge. Program                            Aa/A+     7.900     07/01/10        113,000        118,012
ND (HFA) Single Family Mrtge. Program                            Aa/A+     8.050     01/01/24        560,000        589,422
ND (HFA) Single Family Mrtge. Program                            Aa/A+     7.750     07/01/24        570,000        609,678
ND (HFA) Single Family Mrtge. Program                            Aa/A+     7.300     07/01/24        955,000      1,020,618
ND (HFA) Single Family Mrtge. Program                            Aa/A+     7.000     07/01/23        800,000        861,656
ND (HFA) Single Family Mrtge. Program                            Aa/A+     6.800     07/01/23      2,675,000      2,860,297
ND (HFA) Single Family Mrtge. Program                            Aa/A+     6.700     07/01/13        335,000        360,869
ND (HFA) Single Family Mrtge. Program                            Aa/A+     6.800     07/01/25      1,530,000      1,642,256
ND (HFA) Single Family Mrtge. Program                            Aa/A+     6.950     07/01/25      1,940,000      2,114,503
ND Blding. Auth. Lease Rev. FSA                                 Aaa/AAA    6.000     12/01/13        500,000        548,390
ND Blding. Auth. Lease Rev. Ref. AMBAC                          Aaa/AAA    6.000     06/01/10      1,700,000      1,850,229
ND Municipal Bond Bank Revolving Fund Program                    Aa/NR     4.625     10/01/19        690,000        663,656
ND Municipal Bond Bank Revolving Fund Program                    Aa/NR     6.300     10/01/15        530,000        590,881
ND Municipal Bond Bank Revolving Fund Program                    Aa/NR     6.250     10/01/14      3,525,000      3,871,402
ND State Board of Hgr. Educ. (MSU) Facs. Rev. Ref.               NR/NR     6.750     08/01/05        755,000        806,604
ND State Water Commission Devl. Rev. AMBAC                      Aaa/AAA    5.750     07/01/27      1,250,000      1,348,175
ND Student Loan Rev. AMBAC                                      Aaa/AAA    6.350     07/01/13        250,000        277,735
ND Student Loan Rev. AMBAC                                      Aaa/AAA    6.300     07/01/12        100,000        110,846
ND Student Loan Rev. AMBAC                                      Aaa/AAA    6.400     07/01/14        400,000        447,516
Univ. of ND Lease Financing C.O.P.'s                              A/A-     7.300     09/01/10      1,425,000      1,500,596
Valley City, ND Western Hlth. Care Facs. Rev. BIGI              Aaa/AAA    7.625     01/01/19        200,000        204,000
Wahpeton, ND (Town Centre Square) Rev. Ref.                      NR/NR     8.500     02/01/14        250,000        249,500
Ward Cty., ND (St. Joseph Hospital) Facs. Rev.                   NR/AAA    7.250     11/01/06      1,000,000      1,103,550
Ward Cty., ND (St. Joseph Hospital) Facs. Rev.                   NR/AAA    8.875     11/15/24        200,000        253,176
Ward Cty., ND (St. Joseph Hospital) Facs. Rev. Ref.              NR/AAA    7.250     11/01/06      1,000,000      1,102,750
                                                                                                                -----------
TOTAL NORTH DAKOTA MUNICIPAL BONDS (COST: $73,952,695)                                                          $78,464,077
                                                                                                                -----------
SHORT-TERM SECURITIES (1.2%)
 Federated Tax-Free Fund #15                                                                                       $442,011
 Federated Intermediate Municipal Trust #78                                                                         500,000
                                                                                                                -----------
 TOTAL SHORT-TERM SECURITES (Cost: $942,011)                                                                       $942,011
                                                                                                                -----------
 TOTAL INVESTMENTS IN SECURITIES (Cost: $74,894,706)                                                            $79,406,088
 OTHER ASSETS LESS LIABILITIES                                                                                    1,580,974
                                                                                                                -----------
 NET ASSETS                                                                                                     $80,987,062
                                                                                                                -----------
                                                                                                                -----------

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

+ Indicates bond is non-income producing.
FOOTNOTE: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 1998

Statement of Assets and Liabilities December 31, 1998

<CAPTI0N>
ASSETS
     Investments in securities, at value (cost:$74,894,706)            $ 79,406,088
     Cash                                                                    76,261
     Accrued dividends receivable                                             3,110
     Accrued interest receivable                                          1,282,267
     Receivable for fund shares sold                                         25,000
     Variation margin on futures                                            647,503
                                                                       ------------
        Total Assets                                                   $ 81,440,229
                                                                       ------------

LIABILITIES
     Dividends payable                                                 $    337,369
     Accrued expenses                                                        88,777
     Payable for fund shares redeemed                                        27,021
                                                                       ------------
     Total Liabilities                                                 $    453,167
                                                                       ------------

NET ASSETS                                                             $ 80,987,062
                                                                       ------------
                                                                       ------------


Net assets are represented by:
     Capital stock outstanding, at par                                 $      9,055
     Additional paid-in capital                                          83,437,662
     Accumulated undistributed net realized gain(loss) on investments    (6,971,037)
     Unrealized appreciation on investments                               4,511,382
                                                                       ------------
          Total amount representing net assets applicable to
           9,055,044 outstanding shares of $.001 par value
          common stock (100,000,000  shares authorized)                $ 80,987,062
                                                                       ------------
                                                                       ------------
Net asset value per share                                              $       8.94
                                                                       ------------
                                                                       ------------

Statement of Operations for the year ended December 31, 1998
------------------------------------------------------------

INVESTMENT INCOME
    Interest                                                $     4,931,261
    Dividends                                                        31,131
                                                            ---------------
         Total Investment Income                            $     4,962,392
                                                            ---------------

EXPENSES
    Investment advisory fees                                $       469,016
    Distribution fees (12b-1)                                       421,529
    Custodian fees                                                   16,411
    Transfer agent fees                                              92,532
    Accounting service fees                                          62,822
    Professional fees                                                 8,773
    Directors fees                                                    5,386
    Transfer agent out of pocket expense                             13,777
    Reports to shareholders                                           4,078
    License, fees, and registrations                                  1,650
                                                            ---------------
        Total Expenses                                      $     1,095,974
                                                            ---------------
NET INVESTMENT INCOME                                       $     3,866,418
                                                            ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions                                $       534,169
     Futures transactions                                        (1,996,772)
     Net change in unrealized appreciation (depreciation) of:
     Investments                                                   (342,605)
     Futures                                                        872,672
                                                            ---------------
         Net Realized and Unrealized Gain (Loss) On
         Investments And Futures                            $      (932,536)
                                                            ---------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                   $     2,933,882
                                                            ---------------
                                                            ---------------

The accompanying notes are an integral part of these financial statements.


Financial Statements December 31, 1998


Statement of Changes in Net Assets
For the year ended December 31, 1998 and the year ended December 31, 1997

                                                                                  For The Year Ended     For The Year Ended
                                                                                   December 31, 1998       December 31,1997
                                                                                  -----------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income                                                           $     3,866,418        $     4,261,981
    Net realized gain (loss) on investments and futures                                  (1,462,603)            (1,941,479)
    Net change in unrealized appreciation (depreciation)
    on investments and futures                                                              530,067              1,350,315
                                                                                    -----------------      ----------------
         Net Increase (Decrease) in Net Assets Resulting From Operations            $     2,933,882        $     3,670,817
                                                                                    -----------------      ----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income ($.41 and $.43, respectively)              $    (3,866,418)       $    (4,261,981)
    Return of capital distributions ($.05 and $.05, respectively)                          (421,529)              (452,996)
    Distributions from net realized gain on investment transactions                               0                      0
                                                                                    -----------------      ----------------
         Total Dividends and Distributions                                          $    (4,287,947)       $    (4,714,977)
                                                                                    -----------------      ----------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                                                    $     3,794,231        $     4,728,769
    Proceeds from reinvested dividends                                                    2,911,012              3,117,985
    Cost of shares redeemed                                                             (12,798,668)            (9,999,185)
                                                                                    -----------------      ----------------
         Net Increase (Decrease) in Net Assets Resulting From
         Capital Share Transactions                                                 $    (6,093,425)       $    (2,152,431)
                                                                                    -----------------      ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             $    (7,447,490)       $    (3,196,591)

NET ASSETS, BEGINNING OF PERIOD                                                          88,434,552             91,631,143
                                                                                    -----------------      ----------------
NET ASSETS, END OF PERIOD                                                           $    80,987,062        $    88,434,552
                                                                                    -----------------      ----------------
                                                                                    -----------------      ----------------

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements December 31, 1998


Note 1. ORGANIZATION
ND Tax-Free Fund, Inc. (the Fund) is registered under the Investment Company
Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on October 7, 1988, and commenced operations on January 3, 1989. The Fund's objective is to provide as high a level of current income exempt from federal and North Dakota income taxes as is consistent with preservation of capital. The Fund will seek to achieve this by investing primarily in a portfolio of North Dakota tax-exempt securities.

Shares of the Fund are offered with no initial sales charge. Shares may be subject to a contingent deferred sales charge, if those shares are redeemed within five years of purchase.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by ND Money Management. The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

Federal and state income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at December 31, 1998, a net capital loss carryforward totaling $6,971,037, which may be used to offset capital gains realized during subsequent years through December 31, 2006.


Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Investment income - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.


Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

At December 31, 1998, the Fund had outstanding futures contracts to sell debt securities as follows:



Contracts                  Expiration      Number of            Valuation                   Unrealized
   to                        Date          Futures                as of                    Appreciation
  Sell                                     Contracts         December 31, 1998            (Depreciation)
----------------------------------------- --------------------------------------------------------------
U.S. Treasury Notes          03/99          150                $647,503                     $269,378
--------------------------------------------------------------------------------------------------------

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications - Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3. SHARE TRANSACTIONS
As of December 31, 1998, there were 100,000,000 shares of $.001 par authorized; 9,055,044 and 9,733,454 were outstanding at December 31, 1998 and December
31, 1997, respectively.
Transactions in capital shares were as follows:

                                                     Shares
                                                     ------

                               For the Year Ended            For the Year Ended
                               December 31, 1998             December 31, 1997
                               ------------------            ------------------
Shares sold                          421,712                       515,034
Shares issued on
reinvestment of dividends            323,387                       339,531
Shares redeemed                   (1,423,509)                   (1,091,312)
                               ------------------            ------------------
Net increase (decrease)             (678,410)                     (236,747)
                               ------------------            ------------------
                               ------------------            ------------------


Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
ND Money Management, Inc., the Fund's investment adviser; ND Capital, Inc., the Fund's underwriter; and ND Resources, Inc., the Fund's transfer and accounting services agent; are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged ND Money Management, Inc. to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. The Fund has recognized $469,016 of investment advisory fees after a partial waver for the year ended December 31, 1998. The Fund has a payable to ND Money Management, Inc. of $37,866 at December 31, 1998 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act, whereby the Fund shall pay to ND Capital, Inc. (Capital), its principal underwriter, an annual fee for certain expenses incurred by Capital in connection with the distribution of the Fund's shares. The annual fee paid to Capital under the Plan is calculated daily and paid monthly by the Fund at the annual rate of 0.85% of the average daily net assets of the Fund. The Fund has recognized $421,529 of 12b-1 fee expenses after partial waiver for the year ended December 31, 1998. The Fund has a payable to Capital of $33,896 at December 31, 1998 for 12b-1 fees. In addition, the Fund has engaged Capital as agent for the purchase of certain investment securities. For the six months ended December 31, 1998 commissions earned by Capital totaled $9,225 and are included in the cost basis of the securities acquired.


ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $92,532 of transfer agency fees for the year ended December 31, 1998. The Fund has a payable to ND Resources, Inc. of $7,534 at December 31,1998 for transfer agency fees. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $62,822 of accounting service fees for the year ended December 31, 1998. The Fund has a payable to ND Resources, Inc. of $5,157 at December 31, 1998 for accounting service fees.



Note 5. INVESTMENT SECURITY TRANSACTIONS
The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $6,047,091 and $13,930,663 , respectively, for the year ended December 31, 1998.


Note 6. INVESTMENT IN SECURITIES
At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $74,894,706, and the net unrealized appreciation of investments based on the cost was $4,511,382, which is comprised of $4,971,626 aggregate gross unrealized appreciation and $460,244 aggregate gross unrealized depreciation.


Financial Highlights Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------

                                                For the
                                               Year Ended
                                              December 31,
                                                  1998            1997            1996            1995             1994
                                              ----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  9.09         $  9.19         $  9.09         $  8.83         $  9.52
                                              ----------------------------------------------------------------------------
Income from Investment Operations:
     Net Investment Income                      $   .41         $   .43         $   .46         $   .47         $   .48
     Net realized and unrealized
     gain (loss) on investments
     and futures transactions                      (.10)           (.05)            .13             .28            (.67)
                                              ----------------------------------------------------------------------------
         Total Income (Loss) From
         Investment Operations                  $   .31         $   .38         $   .59         $   .75         $  (.19)
                                                ------------------------------------------------------------- ------------
Less Distributions:
     Dividends from net investment income       $  (.41)        $  (.43)        $  (.46)        $  (.47)        $  (.48)
     Return of capital distributions               (.05)           (.05)           (.03)           (.02)           (.02)
     Distributions from net realized gains          .00             .00             .00             .00             .00
                                                --------------------------------------------------------------------------
         Total Distributions                    $  (.46)        $  (.48)        $  (.49)        $  (.49)        $  (.50)
                                                --------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $  8.94         $  9.09         $  9.19         $  9.09         $  8.83
                                                --------------------------------------------------------------------------
Total Return                                       3.48%(A)        4.17%(A)        6.62% (A)       8.68%(A)      (2.07)%(A)



Ratios/Supplemental Data:
     Net assets, end of period
     (in thousands)                              $80,987         $88,435         $91,631         $94,532         $91,865
     Ratio of net expenses
     (after expense assumption) to
     average net assets                            1.30%           1.30%(B)        1.13%(B)        1.05%(B)        1.06%(B)
     Ratio of net investment income
     to average net assets                         4.59%           4.70%           5.00%           5.20%           5.19%
     Portfolio turnover rate                       7.32%          13.18%          12.92%           8.02%           5.55%

(A)  Excludes contingent deferred sales charge of 4%.
(B) During the periods indicated above, ND Holdings, Inc. assumed expenses of $50,649, $40,861, $3,799, and $31,115, respectively. If the expenses had not been assumed, the annualized ratios of total expenses to average net assets would have been 1.36%, 1.18%, 1.05%, and 1.10%, respectively.

The accompanying notes are an integral part of these financial statements.



INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of ND Tax-Free Fund, Inc.


We have audited the accompanying statement of assets and liabilities of ND Tax-Free Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ND Tax-Free Fund, Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.



BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota
February 03, 1999